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                                                                    EXHIBIT 10.1


                LMI AEROSPACE, INC. 2005 LONG-TERM INCENTIVE PLAN

SECTION 1. PURPOSES

                  The purposes of the Plan are (a) to provide long-term incentives to those directors, officers, employees and other individuals with significant responsibility for, or potential impact on, the success and growth of the Company and its subsidiaries, divisions and affiliated businesses, (b) to associate the interests of such individuals with those of the Company's stockholders, (c) to assist the Company in recruiting, retaining and motivating qualified directors, officers, employees and such other individuals on a competitive basis and (d) to ensure a pay for performance linkage for such individuals.

SECTION 2. DEFINITIONS

                  As used in the Plan, the following terms shall have the meanings set forth below:

                  (a) "Affiliate" means (i) any entity that, directly or indirectly through one or more intermediaries, is controlled by the Company and
(ii) any entity in which the Company has a significant equity interest, in each case as determined by the Committee.

                  (b) "Award" means any Option, Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, Performance Award, Other Stock-Based Award or Cash Bonus Award granted under the Plan.

                  (c) "Award Agreement" means any written agreement, contract or other instrument or document evidencing any Award granted under the Plan and containing the applicable terms and conditions of the Plan and any other terms and conditions (not inconsistent with the Plan) determined by the Committee.

                  (d) "Board" means the Board of Directors of the Company.

                  (e) "Cash Bonus Award" means any right granted under Section 6(f) of the Plan.

                  (f) "Change in Control" is defined in Section 10(e) of the Plan.

                  (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

                  (h) "Committee" means a committee of Directors designated by the Board to administer the Plan, which shall initially be the Compensation Committee of the Board. The Committee shall be comprised of not less than such number of Directors as shall be required to permit Awards granted under the Plan to qualify under Rule 16b-3 and Section 162(m) of the Code, and each member of the Committee shall be a Non-Employee Director.

                  (i) "Common Stock" means the common stock, having a par value of $0.02 per share, of the Company.

                  (j) "Company" means LMI Aerospace, Inc., a Missouri corporation, and any successor entity.

                  (k) "Director" means a member of the Board, including any Non-Employee Director.



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                  (l) "Eligible Person" means any Director (including any
Non-Employee Director), officer, employee or other individual providing services to the Company, any Subsidiary or any other individual the Committee determines to be an Eligible Person.

                  (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor thereto.

                  (n) "Exercise Price" means the price at which a Participant may purchase a Share covered by an Option.

                  (o) "Fair Market Value" means, on any given date (i) with respect to any property (including, without limitation, any Shares or other securities), the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Committee, and
(ii) with respect to Common Stock, if the shares of Common Stock are included in the NASDAQ National Market or Small-Cap Market, the closing selling price quoted in such market which is published by The Wall Street Journal for the trading day immediately preceding the date in question, or if no trade of the Common Stock shall have been reported for such date, the closing price quoted in such market which is published in The Wall Street Journal for the next day prior thereto on which the trade of the Common Stock was reported or, if the shares of Common Stock are not so included for trading in such market, the average of the highest reported bid and lowest reported asked prices as quoted in the "pink sheet" published by the National Daily Quotation Bureau for the first day immediately preceding the date on which such Stock is traded. In all other cases, the "Fair Market Value" shall be determined by the Compensation Committee in good faith using any fair and reasonable means selected in its discretion.

                  (p) "Grant Date" means the date as of which the Committee determines that a grant of an Award shall be effective.

                  (q) "Incentive Option" means an Option that is designated as an Incentive Option and that meets the requirements of Section 422 of the Code for "incentive stock options."

                  (r) "Inducement Award" means an Award granted to an Eligible Person as an inducement to such individual's accepting employment with the Company.

                  (s) "Non-Employee Director" means (i) any Director who is not also an employee of the Company or an "Affiliate" within the meaning of Rule 16b-3 and (ii) any "outside director" within the meaning of Section 162(m) of the Code.

                  (t) "Non-Qualified Option" means an Option that either is not designated as an Incentive Option or does not meet the requirements of Section 422 of the Code for "incentive stock options."

                  (u) "Option" means a right granted under the Plan to a Participant to purchase a Share at a specified price for a specified period of time.

                  (v) "Other Stock-Based Award" means any right granted under
Section 6(e) of the Plan.

                  (w) "Participant" means an Eligible Person designated to be granted an Award under the Plan.

                  (x) "Performance Award" means any right granted under Section 6(d) of the Plan.

                  (y) "Performance Goal" means the goals established by the Committee, based upon one or more performance measures, as the condition(s) precedent to earning a Performance Award.

                  (z) "Performance Measures" means the criteria set out in
Section 6(d)(iii) of the Plan that may be used by the Committee as the basis for a Performance Goal.



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                  (aa) "Performance Period" means the period established by the
Committee during which the achievement of Performance Goals is assessed in order to determine whether and to what extent a Performance Award has been earned.

                  (bb) "Performance Shares" means shares of Common Stock awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

                  (cc) "Performance Units" means an Award denominated in shares of Common Stock, cash or a combination thereof, as determined by the Committee, awarded to a Participant based on the achievement of Performance Goals during a Performance Period.

                  (dd) "Person" means any individual or entity, including a corporation, partnership, limited liability company, association, joint venture or trust.

                  (ee) "Plan" means the LMI Aerospace, Inc. 2005 Long-Term Incentive Plan, as amended from time to time, the provisions of which are set forth herein.

                  (ff) "Restricted Stock" means any Share granted under Section 6(b) of the Plan.

                  (gg) "Restricted Stock Unit" means any unit granted under
Section 6(b) of the Plan evidencing the right to receive a Share (or a cash payment equal to the Fair Market Value of a Share) at some future date.

                  (hh) "Rule 16b-3" means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

                  (ii) "Section 162(m) Exemption" means the exemption from the limitation on deductibility imposed by Section 162(m) of the Code, or any successor provision, that is set forth in Section 162(m)(4)(C) of the Code, or any successor provision.

                  (jj) "Securities Act" means the Securities Act of 1933, as amended from time to time, and any successor thereto.

                  (kk) "Share" or "Shares" means a share or shares of Common Stock or such other securities or property as may become subject to Awards subject to an adjustment as provided under Section 4(c) of the Plan.

                  (ll) "Stock Appreciation Right" means any right granted under
Section 6(c) of the Plan.

                  (mm) "Subsidiary" means a corporation or other entity constituting a "subsidiary corporation" under Section 424(f) of the Code, or any successor provision.

                  (nn) "10 Percent Stockholder" means any Person employed by the Company who owns (including ownership through the attribution provisions of Section 424(d) of the Code) in excess of ten percent (10%) of the outstanding voting equity of the Company.

SECTION 3. ADMINISTRATION

                  (a) Power and Authority of the Committee. The Plan shall be administered by the Committee. Subject to the express provisions of the Plan and to applicable law, the Committee shall have full power and authority to: (i) designate Eligible Persons to receive Awards; (ii) determine the type or types of Awards to be granted to each Participant under the Plan; (iii) determine the number of Shares and/or amount of cash to be covered by (or the method by which payments or other rights are to be determined in connection with) each Award;
(iv) determine the terms and conditions of any Award or Award Agreement, including time-based restrictions and performance-based restrictions; (v) establish the




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Performance Measures for achievement of Performance Goals with respect to
Performance Awards; (vi) amend the terms and conditions of any Award or Award Agreement and accelerate the exercisability of any option or waive any restrictions relating to any Award; (vii) determine whether, to what extent and under what circumstances Awards may be exercised in cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of
2002), other securities, other Awards or other property, or canceled, forfeited or suspended; (viii) determine whether, to what extent and under what circumstances cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the holder thereof or the Committee (provided, however, that the par value of any Shares and Restricted Stock shall be paid in the form of cash, services rendered, personal property, real property or a combination thereof prior to their issuance); (ix) construe and interpret the Plan and any instrument or agreement, including an Award Agreement, relating to the Plan; (x) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (xi) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan. Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon any Eligible Person, Participant and any holder or beneficiary of any Award.

                  (b) Power of Board and Other Committees. Notwithstanding anything to the contrary contained herein, the Board or a committee of the Board other than the Committee may, at any time and from time to time, without any further action of the Committee, exercise the powers and duties of the Committee under the Plan; provided, however, that the Board or such committee may not exercise such authority to the extent that the exercise of such authority would cause any performance-based award to cease to qualify for the Section 162(m) Exemption.

SECTION 4. SHARES AVAILABLE FOR AWARDS

                  (a) Shares Available. Subject to adjustment as provided in
Section 4(c) of the Plan, the maximum aggregate number of Shares available for issuance under the Plan shall be One Million Two Hundred Thousand (1,200,000). Shares to be issued under the Plan may be either authorized but unissued Shares or Shares reacquired and held in treasury.

                  (b) Accounting for Awards. For purposes of this Section 4, if an Award entitles the holder thereof to receive or purchase Shares, the number of Shares covered by such Award (including Shares covered by Inducement Awards) or to which such Award relates shall be counted on the Grant Date of such Award against the aggregate number of Shares available for granting Awards under the Plan. Any Shares that are used by a Participant as full or partial payment to the Company of the purchase price or Exercise Price relating to an Award or in connection with the satisfaction of tax obligations relating to an Award, shall again be available for granting Awards under the Plan. In addition, if any Shares covered by an Award or to which an Award relates are not purchased or are forfeited, or if an Award otherwise terminates without delivery of any Shares, then the number of Shares counted against the aggregate number of Shares available under the Plan with respect to such Award, to the extent of any such forfeiture or termination, shall again be available for granting Awards under the Plan.

                  (c) Adjustments. In the event that the Committee shall determine that any dividend or other distribution (whether in the form of cash, Shares, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company, issuance of warrants or other rights to purchase Shares or other securities of the Company or other similar corporate



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transaction or event affects the Shares such that an adjustment is determined by the Committee to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or other property) that thereafter may be made the subject of Awards, (ii) the number and type of Shares (or other securities or other property) subject to outstanding Awards and
(iii) the purchase price or Exercise Price with respect to any Award; provided, however, that the number of Shares covered by any Award or to which such Award relates shall always be a whole number.

                  Notwithstanding the above, in the event (i) of any reorganization, merger, consolidation, split-up, spin-off, combination, repurchase or exchange of Shares or other securities of the Company or any other similar corporate transaction or event or (ii) the Company shall enter into a written agreement to undergo such a transaction or event, the Committee may, in its sole discretion, cancel any or all outstanding Awards and pay to the holders of any such Awards that are otherwise vested, in cash, the value of such Awards based upon the price per share of capital stock received or to be received by other stockholders of the Company in such event.

SECTION 5. ELIGIBILITY

                  Any Eligible Person shall be eligible to be designated a Participant. In determining which Eligible Persons shall receive an Award and the terms of any Award, the Committee may take into account the nature of the services rendered by the respective Eligible Persons, their present and potential contributions to the success of the Company or such other factors as the Committee, in its sole discretion, shall deem relevant.

SECTION 6. AWARDS

                  (a) Options. The Committee is hereby authorized to grant Incentive Options and Non-Qualified Options to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Exercise Price. The Exercise Price for each Option shall be fixed by the Committee at the Grant Date, but (A) in no event may the Exercise Price per Share subject to an Option be less than the Fair Market Value per Share on the Grant Date; and (B) in no event may the Exercise Price for Shares subject to an Incentive Option granted to a 10 Percent Stockholder be less than 110% of the Fair Market Value on the Grant Date.

                  (ii) Payment. Upon exercise of an Option, the full Exercise Price for the Shares with respect to which the Option is being exercised shall be payable to the Company: (A) in cash or by check payable and acceptable to the Company; (B) by tendering to the Company Common Stock owned by the Participant having an aggregate Fair Market Value as of the date of exercise and tender that is not greater than the full Exercise Price for the Shares with respect to which the Option is being exercised and by paying any remaining amount of the Exercise Price as provided in (A) above; or (C) subject to such instructions as the Committee may specify, at the Participant's written request the Company may deliver certificates for the Shares for which the Option is being exercised to a broker for sale on behalf of the Participant, provided that the Participant has irrevocably instructed such broker to remit directly to the Company on the Participant's behalf the full amount of the Exercise Price from the proceeds of such sale. In the event the Participant elects to make payment as allowed under clause
         (B) above, the Committee may, upon confirming that the Participant owns the number of shares of Common Stock being tendered, authorize the issuance of a new certificate for the number of Shares being acquired pursuant to the exercise of the Option less the number of shares of Common Stock being tendered upon the exercise and return to the Participant (or not require surrender of) the certificate for the



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         shares of Common Stock being tendered upon the exercise. Payment instruments will be received subject to collection.

                  (iii) Number of Shares. Each Award Agreement shall state the total number of Shares that are subject to the Option.

                  (iv) Terms Governing Exercise. In the discretion of the Committee, each Award Agreement may contain provisions stating that the Option granted therein may not be exercised in whole or in part for a period or periods of time or until the achievement of specific goals, in either case as specified in such Award Agreement. Except as so specified therein, any Option may be exercised in whole at any time or in part from time to time during its term, provided that in no event shall an Option, or any portion thereof, be exercisable until at least six (6) months after the Grant Date of such Option. No Incentive Option granted to a 10 Percent Stockholder may be exercisable later than five
         (5) years from the Grant Date.

                  (v) Termination of Employment. If a Participant's employment with the Company and all of its Affiliates and service as a Director shall terminate for a reason other than: (A) with respect to employees, retirement from employment in accordance with the terms of a retirement plan or policy of the Company or one of its subsidiaries ("Retirement"); (B) "Permanent Disability" (as defined in Section 22(e)(3) of the Code); or (C) death, the Participant's Options and all unexercised rights thereunder shall expire and automatically terminate.

                  If termination of employment is due to Retirement or if termination of employment or service is due to Permanent Disability, the Participant (or his or her personal representative) shall have the right to exercise any Option at any time within the 12-month period (three-month period in the case of Retirement for Options that are Incentive Options) following such termination of employment or service or the expiration date of such Option, whichever shall first occur, provided that such Option shall be exercisable only to the extent it was exercisable immediately prior to such termination of employment or service.

                  Whether any termination of employment or service is due to Retirement or Permanent Disability and whether an authorized leave of absence or absence for military or government service or for other reasons shall constitute a termination of employment or service for purposes of the Plan shall be determined by the Committee in its sole discretion.

                  If a Participant shall die while entitled to exercise an Option, the Participant's estate, personal representative or beneficiary, as the case may be, shall have the right to exercise the Option at any time within the 12-month period following the date of the Participant's death or the expiration date of such Option, whichever shall first occur, provided that such Option shall be exercisable only to the extent that the Participant was entitled to exercise the same on the day immediately prior to the Participant's death.

                  (vi) Substitute Awards. Options may be granted under the Plan from time to time in substitution for stock options and stock appreciation rights held by employees of entities other than the Company who become employees of the Company as a result of a merger or consolidation of such other entity with the Company or any of its Affiliates, the acquisition by the Company or any of its Affiliates of assets of such other entity, or the acquisition by the Company or any of its Affiliates of stock of such other entity with the result that such other entity becomes a subsidiary of the Company or any of its Affiliates.

                  (vii) Incentive Stock Options. Notwithstanding any provisions herein to the contrary, the terms set forth in this clause (vii) shall apply to Incentive Options. With respect to Incentive Options, to the extent that the aggregate Fair Market Value (determined as of the Grant



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         Date) of the Shares with respect to which Incentive Options are exercisable for the first time by such Participant during any calendar year (under all plans of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options. The per share Exercise Price for an Incentive Option shall not be less than 100% of the Fair Market Value of a Share at the Grant Date (110% of the Fair Market Value of a Share at the Grant Date in the case of an Incentive Option granted to a 10% Stockholder. Further, no Incentive Option shall be exercisable after the expiration of ten (10) years from the Grant Date (five (5) years in the case of an Incentive Option granted to a 10% Stockholder).

                  (b) Restricted Stock / Restricted Stock Units. The Committee is hereby authorized to grant Restricted Stock and Restricted Stock Units to Eligible Persons with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan as the Committee shall determine:

                  (i) Restrictions. The Committee shall impose such terms, conditions and/or restrictions on any Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each share of Restricted Stock or each share issued under a Restricted Stock Unit; restrictions based upon the achievement of specific Performance Goals (Company-wide, divisional and/or individual); time-based restrictions on vesting; and/or restrictions under applicable federal or state securities laws. Any time-based restriction period shall be for a minimum of three (3) years. To the extent the Restricted Stock or Restricted Stock Units are intended to be deductible under Code Section 162(m), the applicable restrictions shall be based on the achievement of Performance Goals over a Performance Period, as described in Section 6(d) below.

                  (ii) Payment of Units. Restricted Stock Units that become payable in accordance with their terms and conditions shall be settled in cash, shares of Common Stock, or a combination of cash and Common Stock, as determined by the Committee at the time of settlement.

                  (iii) No Disposition During Restriction Period. During the Restriction Period, Restricted Stock may not be sold, assigned, transferred or otherwise disposed of, or mortgaged, pledged or otherwise encumbered. In order to enforce the limitations imposed upon the Restricted Stock, the Committee may (A) cause a legend or legends to be placed on any certificates relating to such Restricted Stock, (B) issue "stop transfer" instructions, as it deems necessary or appropriate and/or (C) retain possession of the shares of Restricted Stock, together with a related stock power endorsed in blank, pending the lapse of the restrictions applicable thereto or the forfeiture thereof.

                  (iv) Dividend and Voting Rights. Unless otherwise determined by the Committee, during the Restriction Period, Participants who hold Restricted Stock shall have the right to vote such Restricted Stock as the record owner thereof. Unless otherwise determined by the Committee, any dividends payable to a Participant during the Restriction Period shall be distributed to the Participant only if and when the restrictions imposed on the applicable Restricted Stock or Restricted Stock Units lapse.

                  (v) Stock Certificates. Each certificate issued for Restricted Stock shall be registered in the name of the Participant and deposited with the Company or its designee. At the end of the Restriction Period, a certificate representing the number of Shares to which the Participant is then entitled shall be delivered to the Participant free and clear of the restrictions. No certificate shall be issued with respect to a Restricted Stock Unit unless and until such unit is paid in Shares.



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                  (vi) Termination. All Restricted Stock and Restricted Stock
         Units that remain unvested shall terminate upon the termination of the Participant's status as an employee of the Company and its Affiliates and as Director.

                  (c) Stock Appreciation Rights. The Committee is hereby authorized to grant Stock Appreciation Rights to Eligible Persons subject to the terms of the Plan. Each Stock Appreciation Right granted under the Plan shall confer on the holder upon exercise the right to receive, as determined by the Committee, cash or a number of Shares equal to the excess of (i) the Fair Market Value of one Share on the date of exercise (or, if the Committee shall so determine, at any time during a specified period before or after the date of exercise) over (ii) the grant price of the Stock Appreciation Right as determined by the Committee, which grant price shall not be less than 100% of the Fair Market Value of one Share on the Grant Date of the Stock Appreciation Right. Subject to the terms of the Plan, the grant price, term, methods of exercise, dates of exercise, methods of settlement and any other terms and conditions (including conditions or restrictions on the exercise thereof) of any Stock Appreciation Right shall be as determined by the Committee.

                  (d) Performance Awards. Subject to the provisions of the Plan, Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

                  (i) Grants. Subject to the provisions of the Plan, Performance Awards consisting of Performance Shares or Performance Units may be granted to Eligible Persons. Performance Awards may be granted either alone or in addition to other Awards made under the Plan.

                  (ii) Performance Goals. Unless otherwise determined by the Committee, Performance Awards shall be conditioned on the achievement of Performance Goals (which shall be based on one or more Performance Measures, as determined by the Committee) over a Performance Period. The Performance Period shall be one year.

                  (iii) Performance Measures. The Performance Measure(s) to be used for purposes of Performance Awards may be described in terms of objectives that are related to the individual Participant or objectives that are Company-wide or related to a Subsidiary, division, department, region, function or business unit of the Company in which the Participant is employed, and they may consist of one or more or any combination of criteria, including the following: stock price, market share, sales revenue, cash flow, sales volume, earnings per share, return on equity, return on assets, return on sales, return on invested capital, economic value added, net earnings, total stockholder return, gross margin, and/or costs. The Performance Goals based on such Performance Measures may be made relative to the performance of other entities.

                  (iv) Negative Discretion. Notwithstanding the achievement of any Performance Goal established under the Plan, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or other events or circumstances (including, without limitation, the conduct of the Participant) render the Performance Measures or the achievement thereof unsuitable or inappropriate, the Committee may satisfy or adjust such Performance Measures or the related minimum acceptable level of achievement or the Performance Award, in whole or in part, as the Committee deems appropriate.

                  (v) Extraordinary Events. At, or at any time after, the time an Award is granted, and to the extent permitted under Code Section 162(m) and the regulations thereunder without adversely affecting the treatment of the Award under the Section 162(m) Exemption, the Committee may provide for the manner in which performance will be measured against the Performance Goals (or may adjust the Performance Goals) to reflect the impact of specific corporate transactions, accounting or tax law changes and other extraordinary and nonrecurring events.



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                  (vi) Interpretation. With respect to any Award that is
         intended to satisfy the conditions for the Section 162(m) Exemption:
         (A) the Committee shall interpret the Plan and this Section 6(d) in light of Code Section 162(m) and the regulations thereunder; (B) the Committee shall have no discretion to amend the Award in any way that would adversely affect the treatment of the Award under Code Section 162(m) and the regulations thereunder; and (C) such Award shall not be paid until the Committee shall first have certified that the Performance Goals have been achieved.

                  (e) Other Stock-Based Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, such other Awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (included, without limitation, securities convertible into Shares), as are deemed by the Committee to be consistent with the purpose of the Plan. Shares or other securities delivered pursuant to a purchase right granted under this Section 6(e) shall be purchased for such consideration, which may be paid by such method or methods and in such form or forms (including, without limitation, cash, Shares, promissory notes (provided, however, that the par value of any Shares to be issued pursuant to such exercise shall be paid in the form of cash), services rendered, personal property, real property or a combination thereof and the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002).

                  (f) Cash Bonus Awards. The Committee is hereby authorized to grant to Eligible Persons, subject to the terms of the Plan, Cash Bonus Awards that provide Participants with the opportunity to earn a cash payment based upon the achievement of one or more Performance Goals for a period of time of one or more years (the "Award Cycle"), as determined by the Committee. For each Award Cycle, the Committee shall determine the relevant Performance Measurements, the Performance Goal for each Performance Measurement, the level or levels of achievement necessary for Awards to be paid, the weighting of the Performance Goals if more than one Performance Goal is applicable, and the size of the Awards.

                  (g) General.

                  (i) Consideration for Awards. Awards may be granted for no cash consideration or for any cash or other consideration as determined by the Committee, consistent with the Plan and in compliance with applicable law.

                  (ii) Awards May Be Granted Separately or Together. Awards may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with or in substitution for any other Award or any award granted under any plan of the Company or any Subsidiary. Awards granted in addition to or in tandem with other Awards or in addition to or in tandem with awards granted under any such other plan of the Company or any Subsidiary may be granted either at the same time as or at a different time from the grant of such other Awards or awards.

                  (iii) Forms of Payment under Awards. Subject to the terms of the Plan and the requirements of applicable law, payments or transfers to be made by the Company or an Affiliate upon the grant, exercise or payment of an Award may be made in such form or forms as the Committee shall determine including, without limitation, cash, Shares, promissory notes (provided, however, that the acceptance of such promissory notes does not conflict with Section 402 of the Sarbanes-Oxley Act of 2002), other securities, other Awards or other property or any combination thereof, and may be made in a single payment or transfer, in installments or on a deferred basis, in each case in accordance with rules and procedures established by the Committee. Such rules and procedures may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of dividend equivalents with respect to installment or deferred payments.

                  (iv) Limits on Transfer of Awards. No Award and no right under any such Award shall be transferable by a Participant otherwise than by will or by the laws of descent and distribution and the Company shall not be required to recognize any attempted assignment of such rights by any Participant; provided, however, that, if so determined by the Committee, a Participant may, in the manner established by the Committee, designate a beneficiary or beneficiaries to exercise the rights of the Participant and receive any property distributable with respect to any Award upon the death of the Participant; provided, further, that, if so determined by the Committee, Awards may be transferable as determined by the Committee. Except as otherwise determined by the Committee, each Award or right under any such Award shall be exercisable during the Participant's lifetime only by the Participant or, if permissible under applicable law, by the Participant's guardian or legal representative. Except as otherwise provided herein or as otherwise determined by the Committee, no Award or right under any such Award may be pledged, alienated, attached or otherwise encumbered, and any purported pledge, alienation, attachment or other encumbrance thereof shall be void and unenforceable against the Company or any Affiliate.

                  (v) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided, however, no Award shall have a term greater than ten (10) years from the date of the award.

                  (vi) Restrictions; Securities Exchange Listing. All Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, applicable federal or state securities laws and regulatory requirements, and the Committee may direct appropriate stop transfer orders and cause other legends to be placed on the certificates for such Shares or other securities to reflect such restrictions. If the Shares or other securities are traded on a securities exchange, the Company shall not be required to deliver any Shares or other securities covered by an Award unless and until such Shares or other securities have been admitted for trading on such securities exchange.

                  (vii) Repricing. Except as provided in Section 4(c) hereof, Options and Stock Appreciation Rights may not be amended to reduce its initial exercise price without the approval of the stockholders of the Company or unless there would be no material adverse effect on the Company's financial statements as prepared in accordance with generally accepted accounting principles.

         (h) Award Limitations.

                  (i) The maximum amount of Shares issuable in connection with Awards that may be made in any calendar year shall not exceed 250,000, subject to adjustment as provided in Section 4(c) of the Plan; provided, however, that with respect to any calendar year following calendar year 2005, such maximum amount of Shares shall be increased to the extent that Awards covering less than 250,000 Shares are made in a prior calendar year so that such unused Awards may be carried forward to subsequent calendar years.

                  (ii) Maximum number of Options and/or Stock Appreciation Rights that may be granted or issued under the Plan in any calendar year to any Participant during a single calendar year is Thirty Thousand (30,000) Shares (subject to adjustment as provided for in Section 4(c) of the Plan and this subsection (h)). The maximum amount of Awards other than Options and/or Stock Appreciation Rights that may be made in any calendar year to any Participant shall not exceed Three Hundred Thousand Dollars ($300,000) or One Hundred Twenty Thousand (120,000) Shares. The maximum amount of Awards that may be made to a Participant for a Performance Period greater than one year shall not exceed the foregoing annual maximum multiplied by the number of full years in the Performance Period. The foregoing annual limitation specifically includes the grant of any Award or Awards representing "qualified performance-based compensation" within the meaning of Section 162(m) of the Code.

                  (iii) Notwithstanding the provisions of clauses (i) and (ii) of this subsection (h), no Inducement Award granted under the Plan shall be included in calculating whether the limitations set forth in such clauses (i) and (ii) have been met; however, such Inducement Awards shall be included in the calculation of the number of shares available under the Plan set forth in Section 4(a).

         (i) Director Awards.

                  (i) Annual Grants of Restricted Stock; Terms. Three Thousand (3,000) shares of Restricted Stock will be granted to each Director each year coincident with the annual meeting of the stockholders of the Company. All such shares of Restricted Stock granted annually (the "Director Awards") shall vest (i.e., the forfeiture provisions shall lapse) on the third anniversary of the Grant Date thereof. The Board may at any time revise any of the terms and conditions of the Director Awards (except for any such Director Award that has already been granted) with respect to the number of shares of Restricted Stock, the length of time during which the restrictions are applicable and/or the type of Awards covered by Director Awards.

                  (ii) Available Awards. The Board may award Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Awards, Other Stock-Based Awards and/or Cash Bonus Awards to any Director (including Non-Employee Directors). Nothing herein shall be interpreted to limit or restrict the Company's right to pay, or the Directors' right to receive, other compensation (whether in cash or securities) for services as a Director.

                  (iii) Terms of Options. Notwithstanding any other provisions herein to the contrary, the terms set forth in this clause (iii) shall apply to Options issued to Non-Employee Directors. The Exercise Price for such Options shall be the Fair Market Value per Share as of the date of the annual meeting of stockholders. The term of any such Option shall be ten (10) years from the Grant Date, and such Option shall be fully exercisable upon grant. Except as provided in Section 6(a)(v) above with respect to death and Permanent Disability and Section 10 with respect to a Change in Control, any Option granted to a Non-Employee Director shall terminate upon the earlier of the expiration of the term of the Option or the termination of the Participant's status as a Director.

SECTION 7. AMENDMENT AND TERMINATION; ADJUSTMENTS

                                    (a) Amendments to the Plan. The Board may
                           amend, alter, suspend, discontinue or terminate the Plan at any time; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, alteration, suspension, discontinuation or termination shall be made that, absent such approval:

                  (i) violates the rules or regulations of the Nasdaq Stock Market or of any other securities exchange that are applicable to the Company;

                  (ii) increases the number of shares authorized under the Plan as specified in Section 4(a) of the Plan;

                  (iii) permits the award of Options or Stock Appreciation Rights at a price less than 100% of the Fair Market Value of a Share on the Grant Date of such Option or Stock

         Appreciation Right, as prohibited by Section 6(a)(i) of the Plan or the repricing of Options or Stock Appreciation Rights, as prohibited by
         Section 6(g)(vii) of the Plan; or

                  (iv) would prevent the grant of Options or Stock Appreciation Rights that would qualify under Section 162(m) of the Code.

                                    (b) Amendments to Awards. The Committee may
                           waive any conditions of or rights of the Company under any outstanding Award, prospectively or retroactively. Except as otherwise provided herein or in an Award Agreement, the Committee may not amend, alter, suspend, discontinue or terminate any outstanding Award, prospectively or retroactively, if such action would adversely affect the rights of the holder of such Award, without the consent of the Participant or holder or beneficiary thereof. Except as provided in Section 4(c) of the Plan, in no event may the Board reprice any award without first obtaining the approval of the stockholders of the Company.

                                    (c) Correction of Defects, Omissions and
                           Inconsistencies. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem desirable to carry the Plan into effect.

SECTION 8. DEFERRED PAYMENTS

                  Subject to the terms of the Plan, the Committee may in its sole discretion permit a Participant to defer all or a portion of any Award to a Participant, whether it is to be paid in cash, shares of Common Stock or a combination thereof. Deferrals shall be for such periods and upon such terms as the Committee may determine in its sole discretion, provided, however, that such deferral complies with the requirements of Section 409A of the Code.

SECTION 9. INCOME TAX WITHHOLDING

                  In order to comply with all applicable federal, state or local income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal, state or local payroll, withholding, income or other taxes, which are the sole and absolute responsibility of a Participant, are withheld or collected from such Participant. In order to assist a Participant in paying all or a portion of the federal, state and local taxes to be withheld or collected upon exercise or receipt of (or the lapse of restrictions relating to) an Award, the Committee, in its discretion and subject to such additional terms and conditions as it may adopt, may permit the Participant to satisfy such tax obligation by (a) electing to have the Company withhold a portion of the Shares otherwise to be delivered upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes (but only to the extent of the minimum amount required to be withheld under applicable laws or regulations) or (b) delivering to the Company Shares other than Shares issuable upon exercise or receipt of (or the lapse of restrictions relating to) such Award with a Fair Market Value equal to the amount of such taxes. The election, if any, must be made on or before the date that the amount of tax to be withheld is determined.

SECTION 10. CHANGE IN CONTROL

                  Upon a Change in Control, the following shall occur:

                  (a) Options and SARs. Effective on the date of such Change in Control, all outstanding and unvested Options and Stock Appreciation Rights granted under the Plan shall immediately vest. Notwithstanding anything to the contrary contained therein, in the event that any

Option or Stock Appreciation Right granted under the Plan becomes unexercisable during its term on or after a Change in Control because (i) the individual who holds such Option or Stock Appreciation Right is terminated (other than for cause) within two (2) years after the Change in Control or (ii) such Option or Stock Appreciation Right is terminated or adversely modified, then the holder of such Option or Stock Appreciation Right shall be immediately entitled to receive a lump sum cash payment equal to the gain on such Option or Stock Appreciation Right.

                  (b) Restricted Stock/Restricted Stock Units. Upon a Change in Control, all Restricted Stock and Restricted Stock Units shall immediately vest and be distributed to Participants, effective as of the date of the Change in Control.

                  (c) Performance Awards. Each Performance Award granted under the Plan that is outstanding on the date of the Change in Control shall immediately vest, and the holder of such Performance Award shall be entitled to a lump sum cash payment equal to the amount of such Performance Award payable at the end of the Performance Period as if 100% of the Performance Goals have been achieved.

                  (d) Timing of Payment. Any amount required to be paid pursuant to this Section 10 shall be paid as soon as practical after the date such amount becomes payable.

                  (e) Change in Control. For purposes of the Plan, a Change in Control shall be deemed to have occurred if (i) any Person (other than the Company) or group of Persons acting in concert is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company which represent more than twenty-five percent (25%) of the combined voting power of the Company's then outstanding securities; (ii) during any period of two (2) consecutive years, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a majority thereof, unless the election, or the nomination for election, by the Company's stockholders, of each new director is approved by a vote of at least two-thirds (2/3) of the directors then still in office who were directors at the beginning of the period but excluding any individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such term is used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; (iii) there is consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of Common Stock are converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger; (iv) there is consummated any consolidation or merger of the Company in which the Company is the continuing or surviving corporation in which the holders of Common Stock immediately prior to the merger do not own more than fifty percent (50%) of the voting capital stock of the surviving corporation immediately after the merger; (v) there is consummated any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (vi) the stockholders of the Company approve any plan or proposal for the liquidation or dissolution of the Company.

SECTION 11. GENERAL PROVISIONS

                  (a) No Rights to Awards. No Eligible Person or other Person shall have any claim to be granted any Award under the Plan, and there is no obligation for uniformity of treatment of Eligible Persons or holders or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to any Participant or with respect to different Participants.

                  (b) Award Agreements. No Participant will have rights under an Award granted to such Participant unless and until an Award Agreement shall have been duly executed on behalf of the Company and, if requested by the Company, signed by the Participant.

                  (c) Plan Provisions Control. In the event that any provision of an Award Agreement conflicts with or is inconsistent in any respect with the terms of the Plan as set forth herein or subsequently amended, the terms of the Plan shall control.

                  (d) No Rights of Stockholders. Except with respect to Shares of Restricted Stock as to which the Participant has been granted the right to vote, neither a Participant nor the Participant's legal representative shall be, or have any of the rights and privileges of, a stockholder of the Company with respect to any Shares issuable to such Participant upon the exercise or payment of any Award, in whole or in part, unless and until such Shares have been issued in the name of such Participant or such Participant's legal representative without restrictions thereto.

                  (e) No Limit on Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

                  (f) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ, nor will it affect in any way the right of the Company or an Affiliate to terminate such employment at any time, with or without cause. In addition, the Company or an Affiliate may at any time dismiss a Participant from employment free from any liability or any claim under the Plan or any Award, unless otherwise expressly provided in the Plan or in any Award Agreement. Nothing in the Plan shall confer on any Person any legal or equitable right against the Company or any Affiliate, directly or indirectly, or give rise to any cause of action at law or in equity against the Company or an Affiliate. The Awards granted hereunder shall not form any part of the wages or salary of any Eligible Person for purposes of severance pay or termination indemnities, irrespective of the reason for termination of employment. Under no circumstances shall any individual ceasing to be an employee of the Company or any Affiliate be entitled to any compensation for any loss of any right or benefit under the Plan which such employee might otherwise have enjoyed but for termination of employment, whether such compensation is claimed by way of damages for wrongful or unfair dismissal, breach of contract or otherwise. By participating in the Plan, each Participant shall be deemed to have accepted all the conditions of the Plan and the terms and conditions of any rules and regulations adopted by the Committee and shall be fully bound thereby.

                  (g) Governing Law. The validity, construction, and effect of the Plan or any Award, and any rules and regulations relating to the Plan or any Award, shall be determined in accordance with the internal laws, and not the law of conflicts, of the State of Missouri.

                  (h) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal or unenforceable in any jurisdiction or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the purpose or intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction or Award, and the remainder of the Plan or any such Award shall remain in full force and effect.

                  (i) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and an Eligible Person or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

                  (j) Other Benefits. No compensation or benefit awarded to or realized by any Participant under the Plan shall be included for the purpose of computing such Participant's compensation under any compensation-based retirement, disability or similar plan of the Company unless required by law or otherwise provided by such other plan.

                  (k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash shall be paid in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

                  (l) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

                  (m) Section 16 Compliance; Section 162 (m) Administration. The Plan is intended to comply in all respects with Rule 16b-3 or any successor provision, as in effect from time to time, and in all events the Plan shall be construed in accordance with the requirements of Rule 16b-3. If any Plan provision does not comply with Rule 16b-3 as hereafter amended or interpreted, the provision shall be deemed inoperative. The Board of Directors, in its absolute discretion, may bifurcate the Plan so as to restrict, limit or condition the use of any provision of the Plan with respect to individuals who are officers or directors subject to Section 16 of the Exchange Act without so restricting, limiting or conditioning the Plan with respect to other Eligible Persons. With respect to Options and Stock Appreciation Rights, the Company intends to have the Plan administered in accordance with the requirements for the award of "qualified performance-based compensation" within the meaning of
Section 162(m) of the Code.

                  (n) Conditions Precedent to Issuance of Shares. Shares shall not be issued pursuant to the exercise or payment of the purchase price or Exercise Price relating to an Award unless such exercise or payment and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, the requirements of any applicable Stock Exchange and The General and Business Corporation Law of Missouri. As a condition to the exercise or payment of the purchase price or Exercise Price relating to such Award, the Company may require that the Person exercising or paying the purchase price or Exercise Price represent and warrant that the Shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation and warranty is required by law.

                  (o) Nonexclusivity of the Plan. Neither the submission of the Plan, the approval of the Plan by the stockholders of the Plan nor the failure of such stockholders to approve the Plan shall in any way limit the power of the Board to adopt such other incentive arrangements deemed desirable by it, including without limitation, the awarding of cash bonuses, subject to any stockholder approval as may be required by law, regulatory rules or the Nasdaq Stock Market rules.

SECTION 12. DATE OF THE PLAN

                  The Plan shall be effective upon its adoption by the Board, provided, however, that in the event the Plan is not approved by the stockholders of the Company at the 2005 annual meeting of the stockholders of the Company, the Plan will be terminated.

SECTION 13. TERM OF THE PLAN

                  No Award shall be granted under the Plan after the tenth anniversary of the adoption of the Plan or any earlier date of discontinuation or termination established pursuant to Section 7(a) of the Plan. However, unless otherwise expressly provided in the Plan or in an applicable Award Agreement, any Award theretofore granted may extend beyond such date, and the authority of the Committee provided for hereunder with respect to the Plan and any Awards, and the authority of the Board to amend the Plan, shall extend beyond the termination of the Plan.

                                      PROXY

                               LMI AEROSPACE, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 7, 2005

The undersigned hereby appoints Ronald S. Saks, with full power of substitution, or if Ronald S. Saks is unable or declines to exercise such rights hereunder, the undersigned appoints Lawrence E. Dickinson, with full power of substitution, the true and lawful attorney and proxy of the undersigned to vote all the shares of Common Stock, $0.02 par value per share, of LMI Aerospace, Inc. owned by the undersigned at the Annual Meeting of Shareholders to be held at the Four Points Sheraton, 3400 Rider Trail South, St. Louis, Missouri 63045, beginning at 10:00 a.m. local time, Thursday, July 7, 2005, and at any adjournment thereof, on the following items of business as set forth in the Notice of Annual Meeting and Proxy Statement:

1.       ELECTION OF DIRECTORS:

         [ ] FOR the nominee listed below (or such other person designated by the Board of Directors to replace any unavailable nominee)

         [ ]      WITHHOLD AUTHORITY to vote for the nominee listed below

         Nominees: Sanford S. Neuman


2. RATIFICATION OF THE ENGAGEMENT OF BDO SEIDMAN, LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

         [ ]      FOR              [ ]     AGAINST           [ ]      ABSTENTION


3.       ADOPTION OF THE LMI Aerospace, Inc. 2005 Long-Term Incentive Plan:

         [ ]      FOR              [ ]     AGAINST           [ ]      ABSTENTION


4.       OTHER MATTERS

         In his discretion with respect to the transaction of such other business as may properly come before the meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE DIRECTOR NOMINATED BY THE BOARD OF DIRECTORS, FOR THE RATIFICATION OF BDO SEIDMAN, LLP, FOR THE APPROVAL OF THE LMI AEROSPACE, INC. 2005 LONG-TERM INCENTIVE PLAN AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF.


                              DATE                                       , 2005
                                         -------------------------------



                              --------------------------------------------------


                              --------------------------------------------------



Please date and sign exactly as your name appears on the envelope. In the case of joint holders, each should sign. When signing as attorney, executor, etc., give full title. If signer is a corporation, execute in full corporate name by authorized officer.